6. PROMISSORY NOTE (Details) (USD $)	Sep. 30, 2012
Summary of estimated contractual principal payments due on the promissory note for the next five years
September 30, 2013	$ 189,853
September 30, 2014	130,557
September 30, 2015	133,841
September 30, 2016	137,208
September 30, 2017	140,660
Total	$ 732,119